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                                                                  Exhibit 10.267

                                                 Allstate Life Insurance Company
                                                Loan No. 122493, 122494, 122495,
                                                               122496 and 122497

                         POST CLOSING DELIVERY COVENANT

        THIS POST CLOSING DELIVERY COVENANT (the "Covenant") is executed and delivered as of July 21, 2004, by INLAND GATEWAY SPE, L.L.C., a Delaware limited liability company ("Gateway Borrower"), GATEWAY VILLAGE LLC, a Maryland limited liability company ("Gateway Guarantor"), INLAND TOWSON SPE, L.L.C., a Delaware limited liability company ("Towson Borrower"), TOWSON CIRCLE LLC, a Maryland limited liability company ("Towson Guarantor"), INLAND BEL AIR SPE, L.L.C., a Delaware limited liability company ("Tollgate Borrower", and together with Gateway Borrower and Towson Borrower, collectively, the "Borrower") and BEL AIR SQUARE LLC, a Maryland limited liability company ("Tollgate Guarantor", and together with Gateway Guarantor and Towson Guarantor, collectively, the "Guarantor"), for the benefit of ALLSTATE LIFE INSURANCE COMPANY, an Illinois insurance corporation ("Lender").

                                    RECITALS

        A. Pursuant to Lender's commitment letter dated June 23, 2004 (as amended, the "Gateway Commitment"), Gateway Borrower has executed and delivered to Lender two Mortgage Notes of even date herewith, both payable to Lender, one in the principal amount of $27,233,000 and the other in the principal amount of $4,225,000 (collectively, the "Gateway Note"), to evidence a loan in the aggregate principal sum of $31,458,000 (the "Gateway Loan"). The Gateway Loan is secured by an Indemnity Deed of Trust, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing (the "Gateway Deed of Trust") on the Property (as defined in the Gateway Deed of Trust) and the Related Agreements (as defined in the Gateway Deed of Trust) (all of the foregoing being collectively referred to herein as the "Gateway Loan Documents"). Pursuant to Lender's commitment letter dated June 23, 2004 (as amended, the "Tollgate Commitment"), Tollgate Borrower has executed and delivered to Lender a Mortgage Note (the "Tollgate Note") of even date herewith, payable to Lender, in the principal amount of $39,765,000 (the "Tollgate Loan"). The Tollgate Loan is secured by an Indemnity Deed of Trust, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing (the "Tollgate Deed of Trust") on the Property (as defined in the Tollgate Deed of Trust) and the Related Agreements (as defined in the Tollgate Deed of Trust) (all of the foregoing being collectively referred to herein as the "Tollgate Loan Documents")
Pursuant to Lender's commitment letter dated July 7, 2004 (as amended, the "Towson Commitment", and together with the Gateway Commitment and the Tollgate Commitment, the "Commitment"), Towson Borrower has executed and delivered to Lender two Mortgage Notes of even date herewith, both payable to Lender, one in the principal amount of $16,362,500 and the other in the principal amount of $3,550,000 (collectively, the "Towson Note", and together with the Gateway Note and the Tollgate Note, the "Note"), to evidence a loan in the aggregate principal sum of $19,912,500 (the "Towson Loan", and together with the Gateway Loan and the Tollgate Loan, the "Loan"). The Towson Loan is secured by an Indemnity Deed of Trust, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing (the "Towson Deed of Trust", and together with the Gateway Deed of Trust and the Tollgate Deed of Trust, the "Deed

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of Trust") on the Property (as defined in the Towson Deed of Trust) and the
Related Agreements (as defined in the Towson Deed of Trust) (all of the foregoing being collectively referred to herein as the "Towson Loan Documents", and together with the Gateway Loan Documents and the Towson Loan Documents, the "Loan Documents").

        B. Pursuant to the Commitment, Borrower agreed to provide Lender on or before the Disbursement Date a Subordination, Nondisturbance and Attornment Agreement on Lender's form ("SNDA") from certain tenants of the Property as listed on the attached Exhibit A ("Major Tenants").

        C. Pursuant to the Section 4(b) of the Tollgate Commitment, Borrower delivered to Lender a Loan Deposit equal to one percent of the amount of the Loan (the "Loan Deposit").

        D. Borrower has not delivered the SNDAs, but Lender has agreed to disburse the Loan, subject to Borrower's agreement to deliver the SNDAs as hereinafter provided.

        E. As a material inducement to making and as a condition precedent to funding the Loan, Lender requires the execution of this Covenant.

                                   AGREEMENTS

        NOW THEREFORE, for and in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby agrees as follows:

        1. INCORPORATION OF RECITALS; DEFINED TERMS. The recitals are hereby incorporated into this Covenant. Initially capitalized terms used but not otherwise defined in this Covenant have the same meanings given them in the Loan Documents.

        2. SNDA DELIVERY. Borrower shall, within 60 days after the Disbursement Date, deliver to Lender SNDAs for the Major Tenants, all of which SNDAs shall be reasonably acceptable to Lender in form and substance, and which shall be in the form attached as EXHIBIT B hereto or such other form as may be reasonably acceptable to Lender from national tenants..

        3. HOLDBACK. Borrower hereby authorizes Lender to retain $100,000 of the Loan Deposit (the "Holdback") unless and until Borrower delivers the SNDAs to Lender as provided above. In furtherance of the foregoing, Borrower hereby pledges to Lender and grants to Lender a security interest in the Holdback as additional security for the Loan.

        4. EVENT OF DEFAULT. An Event of Default shall be deemed to occur under this Covenant and the Loan Documents in the event Borrower fails to fulfill the covenants and agreements set forth in Section 2 above within the time period allowed. Upon any Event of Default, the entire Holdback may be applied by Lender in its sole discretion to any amounts due with respect to the Loan.

        5. RELATED AGREEMENT. This Covenant shall be deemed to be one of the Related Agreements.

                                        2
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        6.      NOTICES. All notices with respect to this Covenant shall be given in the manner provided in each respective Deed of Trust.

                                 *  *  *  *  *

                            [SIGNATURE PAGE FOLLOWS]

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        IN WITNESS WHEREOF, Borrower has executed and delivered this Covenant as of the date and year first above written.

                                        BORROWER:

                                        INLAND GATEWAY SPE, L.L.C., a
                                        Delaware limited liability company


                                        By: /s/ Steven P. Grimes
                                           -------------------------------------
                                        Name:   Steven P. Grimes
                                              ----------------------------------
                                                    Authorized Person


                                        GATEWAY VILLAGE LLC,
                                        a Maryland limited liability company
                                        By: /s/ Steven P. Grimes
                                           -------------------------------------
                                        Name:   Steven P. Grimes
                                              ----------------------------------
                                                   Authorized Person


                                        INLAND BEL AIR SPE, L.L.C., a
                                        Delaware limited liability company


                                        By: /s/ Steven P. Grimes
                                           -------------------------------------
                                        Name:   Steven P. Grimes
                                              ----------------------------------
                                                   Authorized Person


                                        BEL AIR SQUARE LLC,
                                        a Maryland limited liability company
                                        By: /s/ Steven P. Grimes
                                           -------------------------------------
                                        Name:   Steven P. Grimes
                                              ----------------------------------
                                                   Authorized Person


                                        INLAND TOWSON SPE, L.L.C., a
                                        Delaware limited liability company


                                        By: /s/ Steven P. Grimes
                                           -------------------------------------
                                        Name:   Steven P. Grimes
                                              ----------------------------------
                                                   Authorized Person


                                        TOWSON CIRCLE LLC,
                                        a Maryland limited liability company
                                        By: /s/ Steven P. Grimes
                                           -------------------------------------
                                        Name:   Steven P. Grimes
                                              ----------------------------------
                                                   Authorized Person

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                                    EXHIBIT a

                                  MAJOR TENANTS

GATEWAY

Safeway

Burlington Coat Factory

TOLLGATE

TJ Maxx

Staples

Toys R Us

Michaels

TOWSON

Trader Joe's

Pier One

Bally

                                       A-l
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                                    EXHIBIT B

                                    FORM SNDA

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

[RETURN TO ALLSTATE'S OUTSIDE COUNSEL]

______________________________________
______________________________________
______________________________________
______________________________________

                           AGREEMENT OF SUBORDINATION
                          NONDISTURBANCE AND ATTORNMENT

        THIS AGREEMENT is dated the _____ day of _____________, between _____________________________________________________________________________, a
____________________________________________________________________ ("Lender"),
_____________________________________________________________________________, a
______________________________("Tenant") and ___________________________________
________________________________________________________________________________
________,                                                                      a
___________________________________________________________________("Landlord").

                                    RECITALS:

        A.      Tenant has executed that certain lease dated ___________________
_____________ (the                "Lease")                                  with
________________________________________________________________________________
_____________ as lessor covering the premises described in the Lease
("Premises") in that certain building located                                 at
________________________________________________________________________________
______ (the "Property") and more particularly described in Exhibit A attached hereto and made a part hereof, by this reference; and

        B. Lender has made or has agreed to make a mortgage loan to Landlord secured by a mortgage or deed of trust encumbering the Property which includes an assignment of Landlord's interest in the Lease (the "Deed of Trust"); and

        C. Tenant and Lender desire to confirm their understanding with respect to the Lease and the Deed of Trust.

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        NOW, THEREFORE, in consideration of the covenants, terms, conditions, agreements contained herein, the parties hereto agree as follows:

        1. The Lease and any extensions, modifications or renewals thereof, including but not limited to any option to purchase or right of first refusal to purchase the Property or any portion thereof, if any, is and shall continue to be subject and subordinate in all respects to the Deed of Trust and the lien created thereby, and to any advancements made thereunder and to any consolidations, extensions, modifications or renewals thereof.

        2. Tenant agrees to deliver to Lender, in the manner set forth in Paragraph 7, a copy of any notice of default sent to Landlord by Tenant. If Landlord fails to cure such default within the time provided in the Lease, Lender shall have the right, but not the obligation to cure such default on behalf of Landlord within thirty (30) calendar days after the time provided for Landlord to cure such default in the Lease or within a reasonable period if such default cannot be cured within that time, provided Lender is proceeding with due diligence to cure such default. In such event Tenant shall not terminate the Lease while such remedies are being diligently pursued by Lender. Further, Tenant shall not terminate the Lease on the basis of any default by Landlord which is incurable by Lender (such as, for example, the bankruptcy of Landlord or breach of any representation by Landlord), provided Lender is proceeding with due diligence to commence an action to appoint a receiver or to obtain the right to possession of the Property by foreclosure, deed in lieu of foreclosure, or otherwise ("Foreclosure"). Tenant hereby agrees that no action taken by Lender to enforce any rights under the Deed of Trust or related security documents, by reason of any default thereunder (including without limitation, the appointment of a receiver, any Foreclosure or any demand for rent under any assignment of rents or leases) shall give rise to any right of Tenant to terminate the Lease nor shall such action invalidate or constitute a breach of any of the terms of the Lease.

        3. So long as Tenant is not in default under the Lease, Tenant's possession and occupancy of the Premises shall not be disturbed by Lender during the term of the Lease or any extension thereof.

        4. If Lender succeeds to the interest of Landlord under the Lease, subject to Tenant's performance of its obligations under the Lease, the Lease will continue in full force and effect. Thereupon, Lender shall recognize the Lease and Tenant's rights thereunder and Tenant shall make full and complete attornment to Lender as substitute Landlord upon the same terms, covenants and conditions as provided in the Lease, except for any option to purchase or right of first refusal to purchase the Property as may be provided in the Lease. Further, Tenant, agrees that any such option or right of first refusal to purchase the Property or any portion thereof, as may be provided in the Lease shall not apply to and shall not in any way impair or delay any Foreclosure, as defined herein.

        5. Tenant agrees that, if Lender shall succeed to the interest, of Landlord under the Lease, Lender, its successors and assigns, shall not be:

        (a) liable for any prior act or omission of Landlord or any prior landlord or consequential damages arising therefrom; or

                                       B-2
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        (b)     subject to any offsets or defenses which Tenant might have as to
                Landlord or any prior landlord; or

        (c) required or obligated to credit Tenant with any rent or additional rent for any rental period beyond the then current month which Tenant might have paid Landlord; or

        (d) bound by any cancellation or termination of the Lease (other than a unilateral termination made by Tenant pursuant to the terms of the Lease) or any material amendments or modifications of the Lease such as those affecting rent, term or permitted use made without Lender's prior written consent; or

        (e) liable for refund of all or any part of any security deposit unless such security deposit shall have been actually received by Lender.

The foregoing shall not, however: (i) relieve Lender or any other party succeeding to the interests of Landlord as a result of any foreclosure of the obligation to remedy or cure conditions at the Premises which constitute a landlord default under the Lease and which continue at the time of such succession or acquisition, and (ii) constitute a waiver by Tenant of any claims or causes of action it may have against Landlord as a result of conditions or events which occurred prior to the succession by Lender to the interests of Landlord.

        6. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The words, "Lender," "Landlord" and "Tenant" shall include their respective heirs, legatees, executors, administrators, beneficiaries, successors and assigns.

        7. All notices, and all other communication with respect to this Agreement, shall be directed as follows: if to Lender, c/o Commercial Mortgage Division, 3075 Sanders Road, Suite G5C, Northbrook, IL 60062-7127, Attention:
Servicing Manager or such other address as Lender may designate in writing to Tenant and, if to Tenant, at the address set forth in the Lease or at such other address as Tenant may designate in writing to Lender. All notices shall be in writing and shall be: (a) hand-delivered; (b) sent by United States express mail or by private overnight courier; or (c) served by certified mail postage prepaid, return receipt requested, to the appropriate address set forth above. Notices served as provided in (a) and (b) shall be deemed to be effective upon delivery. Any notice served by certified mail shall be deposited in the United States mail with postage thereon fully prepaid and shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of three business days after the date of mailing, whichever is earlier in time.

        8. Landlord has agreed under the Deed of Trust and other loan documents that rentals payable under the Lease shall be paid directly by Tenant to Lender upon any default by Landlord under the Deed of Trust. After receipt of notice from Lender to Tenant, at the address set forth above or at such other address as to which Lender has been notified in writing, that rentals under the Lease should be paid to Lender, Tenant shall pay to Lender, or at the direction of Lender, all monies due or to become due to Landlord under the Lease. Tenant shall have no responsibility to ascertain whether such demand by Lender is permitted under the Deed of Trust,

                                       B-3
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or to inquire into the existence of a default. Landlord hereby waives any right, claim, or demand it may now or hereafter have against Tenant by reason of such payment to Lender, and any such payment shall discharge the obligations of Tenant to make such payment to Landlord.

        9. This Agreement contains the entire agreement between the parties and no modifications shall be binding upon any party hereto unless set forth in a document duly executed by or on behalf of such party.

        10. This Agreement may be executed in multiple counterparts, all of which shall be deemed originals and with the same effect as if all parties had signed the same document. All of such counterparts shall be construed together and shall constitute one instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

LENDER:                                 TENANT:

ALLSTATE INVESTMENTS, LLC



BY:_____________________________        _____________________________

Its:____________________________


BORROWER:

________________________________


By:_____________________________

Its:____________________________


                                       B-4
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STATE OF _______________)
                        ) SS.
COUNTY OF ______________)

        I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that __________________________, the ________________ of _______________________, a(n) ____________________________,
personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer he/she signed and delivered the said instrument as his/her free and voluntary act and deed and as the free and voluntary act and deed of said entity(ies), for the uses and purposes therein set forth.

        GIVEN under my hand and notarial seal this ____ day of ________,
_______.

(SEAL)

                                                ________________________________
                                                          Notary Public

My commission expires:

_________________________________


STATE OF _______________)
                        ) SS.
COUNTY OF ______________)

        I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that ______________, the authorized signatory of Allstate Investments, LLC, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer he/she signed and delivered the said instrument as his/her free and voluntary act and deed and as the free and voluntary act and deed of said entity(ies), for the uses and purposes therein set forth.

        GIVEN under my hand and notarial seal this ____ day of ________,
_______.

(SEAL)

                                                ________________________________
                                                          Notary Public

My commission expires:

_________________________________


                                       B-5
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STATE OF _______________)
                        ) SS.
COUNTY OF ______________)

        I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that __________________________, the ________________ of _______________________, a(n) ____________________________,
personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer he/she signed and delivered the said instrument as his/her free and voluntary act and deed and as the free and voluntary act and deed of said entity(ies), for the uses and purposes therein set forth.

        GIVEN under my hand and notarial seal this ____ day of ________,
_______.

(SEAL)

                                                ________________________________
                                                          Notary Public

My commission expires:

_________________________________

                                       B-6
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                                EXHIBIT A TO SNDA

                                LEGAL DESCRIPTION

                                       B-7